EXHIBIT 10.5

AUTHORIZATION

This Authorization (the “Authorization”) is made by and between the following parties on June 24, 2005:

PARTY A: TAIYUAN PUTAI BUSINESS CONSULTING CO., LTD.
LEGAL ADDRESS: 426 Xuefu Street, Taiyuan, Shanxi Province, China

PARTY B: SHANXI PUDA RESOURCES CO., LTD.
LEGAL ADDRESS: 426 Xuefu Street, Taiyuan, Shanxi Province, China

PARTY C: Zhao Ming
ADDRESS: 16-1 Tianditan Wuxiang, Xinghualing District, Taiyuan, Shanxi Province, China

In this Authorization, each Party A, Party B and Party C shall be referred to individually as a “Party”, and they shall be collectively referred to as the “Parties”.

WHEREAS, Party A is a wholly foreign owned enterprise registered in The People's Republic of China (the "PRC") under the laws of the PRC;

WHEREAS, Puda Investment Holding Limited (“Puda”), an International Business Company incorporated in the British Virgin Islands, owns all of the registered capital of Party A;

WHEREAS, Party B is a domestic company with exclusively domestic capital registered in the PRC and is engaged in the business of coal crushing, preparation and cleaning (“Business”);

WHEREAS, Party A has established a business relationship with Party B by entering into an Exclusive Consulting Agreement dated the same date hereof (“Consulting Agreement”), an Operating Agreement dated same date hereof (“Operating Agreement”), and a Technology License Agreement dated the same date hereof (“License Agreement”) (collectively the foregoing agreements are hereinafter referred to as the “Affiliation Agreements”);

WHEREAS, Party B is an affiliated Chinese entity of Party A;

WHEREAS, pursuant to the Affiliation Agreements between Party A and Party B, Party B shall pay Party A certain fees as set forth in the Affiliation Agreements, and Party B’s daily operations will have a material effect on its ability to pay the fees payable to Party A;

WHEREAS, Party C presently owns 80% of the registered capital of Party B; and

WHEREAS, Party A, Party B and Party C agree to further clarify matters relating to the operation of Party B and its Business, the governance of Party B, and the exercise of voting power over the registered capital of Party B owned and held by Party C pursuant to provisions of this Authorization.

NOW, THEREFORE, upon mutual discussions and negotiations, the Parties have reached the following agreements:

1.    Authorization of Voting Power

1.1    Party C hereby irrevocably authorizes Party A to undertake and exercise all of his rights as a holder and owner of registered capital of Party B (“Holder”) pursuant to the laws of the PRC and the organization documents of Party B (“Authorized Rights”). The Authorized Rights include, but are not limited to: (a) appointment of Party A as the duly authorized representative of the Holder; (b) participation in the meetings of the Holders and voting of the registered capital of Party B either in person or by proxy; (c) appointment of Party B’s directors; and (d) auditing the financial information of Party B.

1.2    Party A accepts the authorization contained in Section 1.1 and shall exercise such Authorized Rights in the name of Party C according to the provisions of this Authorization.

1.3    Party B acknowledges and accepts this Authorization and shall not take any actions or act in any manner inconsistent with the provisions of this Authorization.

1.4    Party C agrees that, upon the request of Party A at any time and from time to time, it will execute any and all further documentation including, without limitation, powers of attorney, voting rights authorizations and/or proxies, to enable Party A to exercise the Authorized Rights granted to it hereunder at any meeting of the holders of Party B’s registered capital, and to further take any and all actions necessary for Party A to exercise the Authorized Rights hereunder.

2.    Term of Authorization

The term of this authorization is from the date hereof until June 1, 2025. Within three months prior the expiration of the term of this authorization, Party A may elect to renew this authorization for an additional twenty (20) year period after the initial term hereof or any renewal term.

3.    Remuneration

Party A shall not receive any remuneration for exercising the Authorized Rights hereunder.

4.    Warranties and Representations

4.1    The Parties of this Authorization hereby represent and warrantee that they:

(a)    Possess appropriate competence, authority and power to conclude this Authorization;

(b)    have capability to fulfill obligations under this Authorization;

(c)    No performance of obligations under this Authorization is in breach of their obligations under any other binding agreements;

(d)    the execution and delivery of this Authorization by the Parties and the performance of provisions hereof will not (i) violate any applicable laws, regulations, rules, judicial or administrative orders, or arbitral wards or judgments binding on the Parties, (ii) contravene any article, condition or provision of the organizational documents of Party B, or (iii) breach any provision of any agreement or contract or any undertaking to which the Parties are a party.

4.2    Party C hereby warrants, represents and covenants with respect to his registered capital of Party B that: (i) he has the full and legal right and title to the Authorized Rights; (ii) he possesses the full legal capacity to convey the Authorized Rights to Party A; (iii) he has taken and will take all steps necessary to authorize and approve the conveyance of the Authorized Rights to Party A; and (iv) he possesses the full and non-defective rights and title to the Authorized Rights and there is no pledge, guarantee, other types of encumbrances or any other rights or claims that another party can make to the Authorized Rights.

5.    Settlement of Dispute; Governing Law

5.1    The Parties shall first strive to settle all disputes regarding interpretation and enforcement of any provisions of this Authorization through friendly consultation.

5.2    If the parties fail to settle the disputes through consultation, the disputes shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be in Hong Kong; and the language used in arbitration shall be English. The decision of arbitration shall be final and binding upon all parties.

5.3    This Authorization shall be interpreted and construed in accordance with the laws and regulations of the PRC.

6.    Miscellaneous.

6.1    This Authorization is made in one or more counterparts and each counterpart shall constitute one and the same instrument.

6.2    The headings of this Authorization are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Authorization.

6.3    In the event that one or several of the provisions of this Authorization are ruled invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Authorization shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

6.4    Any Party may waive the terms and conditions of this Authorization, provided that such a waiver must be provided in writing in English and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

6.5    Any amendment and supplement of this Authorization shall come into force only after a written agreement in the English language is signed by all parties. The amendment and supplement duly executed by all parties shall be part of this Authorization and shall have the same legal effect as this Authorization.

6.6    This Authorization is executed in English only, and the executed English language Authorization shall prevail in all cases. This Authorization may be executed in counterparts, each of which shall constitute one and the same agreement, and by facsimile or electronic signature.

6.7    Any notice which is given by the parties hereto for the purpose of performing the rights, duties and obligations hereunder shall be in writing in the English language. Where such notice is delivered personally, the time of notice is the time when such notice actually reaches the addressee; where such notice is transmitted by telex or facsimile, the notice time is the time when such notice is transmitted. If such notice does not reach the addressee on business date or reaches the addressee after the business time, the next business day following such day is the date of notice. The delivery place is the address first written above of the parties hereto or the address advised in writing from time to time. The writing form includes facsimile and telex.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF the parties hereto have caused this Authorization to be duly executed on their behalf by a duly authorized representative as of the effective date first written above.

PARTY A: TAIYUAN PUTAI BUSINESS CONSULTING CO., LTD

By:   /s/ Zhao Ming

Zhao Ming, Chairman and CEO

PARTY B: SHANXI PUDA RESOURCES CO., LTD.

By:  /s/ Zhao Ming

Zhao Ming, Chairman and CEO

PARTY C:

/s/ Zhao Ming

Zhao Ming